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EXHIBIT 99.2

McCORMICK & COMPANY, INCORPORATED
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the amendment to the Annual Report of McCormick & Company, Incorporated (the "Company") on Form 10-K for the fiscal year ended November 30, 2001, as filed with the Securities and Exchange Commission on February 19, 2002 (the "Amendment"), I, Francis A. Contino, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  The Amendment fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Amendment fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ FRANCIS A. CONTINO Francis A. Contino Executive Vice President & Chief Financial Officer
Date: October 7, 2002

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  EXHIBIT 99.2